Rule 497(c)
                                                          SEC File No. 333-93443


                             SEARAY FINANCIAL FUNDS

                                THE STURGEON FUND

                                   PROSPECTUS

                                 March 2, 2000


     The Searay Financial Funds consist of a contrarian equity mutual fund, The Sturgeon Fund.

     This Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.


                           The Searay Financial Funds
                              321 S. Bromfield Road
                                Dayton, OH 45429
                                 1-800-445-8327
                        Internet: WWW.THESTURGEONFUND.COM


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TABLE OF CONTENTS

FUND OVERVIEW
A look at investment goals,              Investment Goal                    3
strategies, risks, performance           Main Strategies                    3
and expenses                             Main Risk Factors                  4
                                         Performance                        4
                                         Fees and Expenses of the Fund      5


WHO MAY WANT TO INVEST                                                      6
Information on who may want to
invest and who may not want to invest


MORE INFORMATION ABOUT THE FUND                                             7
More information about the fund
you should know before investing         Who Manages the Fund?              8
                                         How is the Trust Organized?        9
                                         How Does Taxation Affect the
                                           Fund and Its Shareholders?      10


SHAREHOLDER MANUAL
Information about account                How to Buy Shares                 12
transactions and services                Distribution Fees                 15
                                         How to Make Withdrawals
                                           (Redemptions)                   15
                                         Transaction Policies              16
                                         Other Shareholder Services        17


MORE ABOUT RISK
                                         Investment Practices, Securities
                                           and Related Risks               18
                                         Glossary of Risks                 19


FOR MORE INFORMATION
Where to learn more about the fund                                         21


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THE STURGEON FUND

INVESTMENT GOAL

The fund seeks long-term capital appreciation.


MAIN STRATEGIES

The fund invests primarily in equity securities that its investment adviser considers to be undervalued. An equity security represents an ownership interest in a company or business. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The adviser primarily uses a "contrarian" approach to selecting investments, which means that the adviser seeks securities of companies whose value the adviser believes is not fully recognized by the public. The adviser believes that the stock market will adjust to reflect the intrinsic value of these securities.

The types of companies in which the fund may invest include: companies with disappointing financial results which the adviser considers to be short-term, companies that are undervalued relative to other companies in the same industry, companies that have enjoyed recent market popularity but which have temporarily fallen out of favor for reasons that are short-term, and companies whose earnings potential is expected to increase more than is perceived by the public.

Companies in which the fund invests may have small, mid or large market capitalizations and may operate in any market sector. Market capitalization is the total current market value of a company's outstanding stock. Although the adviser will search for investments across a number of sectors, normally it expects to have a significant position in the technology sector (including computers and telecommunications).

The adviser is not restricted by any specific investment style. At any point in time, the adviser may tend to buy "value" stocks or "growth" stocks. In buying and selling securities for the fund, the adviser relies on fundamental analysis of each company. The adviser considers many factors including earnings and sales estimates, cash flow and anticipated cash flow, growth potential, management, competitive advantages and effective research, product development and marketing.

One of the option strategies that the adviser may use is writing (selling) covered call options ("calls"). When the adviser believes that stocks held by the fund are approaching the top of the adviser's growth and price expectations, calls may be written (sold) against such stocks.

The fund's investment goal is not fundamental; therefore, it may be changed without shareholder approval.


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MAIN RISK FACTORS

The value of an investment in the fund will fluctuate over time and, as with any mutual fund, it is possible to lose money invested in the fund.

STOCK MARKET. The value of your investment in the fund will fluctuate in response to stock market movements. Stock market movements will affect the fund's share price on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the fund.

COMPANY-SPECIFIC CHANGES. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund takes part in the success or failure of any company in which it holds stock. The market value of common stocks can fluctuate dramatically in response to such things as the business performance of the company, investors perceptions of the company, the overall stock market, and general economic and political developments. For example, you may lose money if investors continue to disfavor stocks purchased by the fund, causing their prices to remain depressed. The value of securities of smaller, less well known, companies can be more volatile than that of larger companies.

VALUE STOCK INVESTING. The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not increase to what the adviser believes is its full value. It may even decrease in value. If the adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect, the stock's price may decrease in value.

TECHNOLOGY COMPANIES. The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

SECURITIES OF SMALLER COMPANIES. The fund may invest in securities of companies with small or mid-sized market capitalizations in addition to companies with large market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. Information about smaller companies may not be available, complete, accurate or comparable.

PERFORMANCE

Performance history will be available for the fund after it has been in operation for one calendar year.


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FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on
          Purchases (as a percentage of offering price)           4.00%1
     Maximum Deferred Sales Charge (Load) (as a
          percentage of offering price or redemption
          proceeds, as applicable)                                None
     Exchange fee                                                 None


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)

          Management Fees                                         1.00%
          Distribution and Service (12b-1) Fees                   0.50%
          Other Expenses2                                         0.82%
                                                                  -----
          Total Annual Fund Operating Expenses                    2.32%
          Expense Reimbursement3                                - 0.07%
                                                                -------
          Net Expenses                                            2.25%

     1 The sales charge declines as the amount invested increases. See "How to Buy Shares."

     2 "Other Expenses" are based upon estimated amounts for the current fiscal year.

     3 The adviser has contractually agreed to waive its fees and/or absorb expenses to limit the fund's total annual operating expenses to 2.25%. The adviser may terminate this agreement after June 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                     1 YEAR           3 YEARS
                     ------           -------
                     $619             $1,089

          Of course, your actual costs may be higher or lower.


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WHO MAY WANT TO INVEST

The fund may be appropriate for you, if you:

     o are seeking to participate in the long-term growth potential of the stock market through a contrarian approach to investing

     o are willing to accept higher short-term risk along with potentially higher long-term returns

     o are willing to accept the risks of investing in the stock market, including the risks of investing in stocks that may be price depressed, undervalued or out of favor

     o    are seeking to diversify your growth-equity investments


The fund may not be appropriate for you, if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals

     o    need regular income



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MORE INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

OPTIONS. Generally, the fund may invest in options on securities or securities indexes. See "Options" under "MORE ABOUT RISK - Investment Practices, Securities and Related Risks" below. One of the option strategies that the adviser may use is writing (selling) covered call options ("Calls").

When the fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The fund may realize a profit if the call it has written lapses unexercised, in which case the fund keeps the premium and retains the underlying security as well. If a call written by the fund is exercised, the fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. If the adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the fund will lose the opportunity of further appreciation in that security.

Call writing affects the fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. See "Options" under "MORE ABOUT RISK - Investment Practices, Securities and Related Risks" below.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The fund may invest in securities of companies with limited operating histories. The fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks, price volatility and reduced market liquidity associated with smaller companies.

INITIAL PUBLIC OFFERINGS. Although it is not a principal investment strategy of the fund, the fund may invest a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, the adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss to the fund.


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A portion of the fund's returns may be attributable to its investment in IPO's, which have a magnified impact due to the fund's small asset base. If the fund's assets grow, it is probable that the effect of the fund's investment in IPOs on its total returns will decline, which may reduce the fund's total returns.

SECURITIES OF PRIVATELY HELD BUSINESSES. The fund may invest in securities of businesses that are privately held. There is no public market for these securities. These securities are illiquid, which means they cannot be sold readily. See "Illiquid and Restricted Securities" under "MORE ABOUT RISK" below. Consequently, the fund may have to accept a less than desirable price to complete the sale of these securities or may not be able to sell these securities at all. These privately held businesses may have small capitalizations and thus, may involve greater risks and price volatility than investments in larger businesses. Information about these privately held businesses may not be available, complete, accurate or comparable. See "Securities of Smaller Companies" under "MAIN RISK FACTORS" above. In addition, these privately held businesses may have limited operating histories. As a result, a decision by the fund to invest in these privately held businesses may rely more heavily on current or planned product lines and the reputation and experience of their management rather than fundamental valuation factors. See "Securities of Companies with Limited Operating Histories" above.

DEFENSIVE INVESTING. During periods when the adviser deems it necessary for temporary defensive purposes, the fund may invest up to 100% of its assets in high quality money market instruments and short-term debt securities, and up to 10% of its assets in money market funds. These money market instruments and short-term debt securities consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous. If the fund invests in a money market fund, you will not only bear your proportionate share of the expenses of the fund, but also you will bear indirectly similar expenses of the underlying money market fund.


WHO MANAGES THE FUND?

THE BOARD. The board of trustees oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. Information concerning the trustees and officers of the fund appears in the Statement of Additional Information.

INVESTMENT ADVISER. The Sturgeon Financial Group Ltd. ("SFG" or the "Adviser") serves as investment adviser to the fund. SFG has had no prior experience in managing a mutual fund. SFG serves the fund pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the fund's investment policies and restrictions. SFG maintains its principal offices at 321 S. Bromfield Road, Dayton, OH 45429.

FUND MANAGER. Richard W. Bradford is the individual primarily responsible for the day-to-day management of the fund. Mr. Bradford has managed the fund since its inception in March, 2000.

Mr. Bradford is a Trustee and Vice President of the Trust and has been a director and Chief Executive Officer of the adviser since its incorporation in December, 1998. Mr. Bradford has been a portfolio manager for Creative Capital


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Management Corp., distributor of the fund and an affiliate of the adviser, since
March, 1999 and has been primarily involved in managing equity accounts. From January 1996 to March, 1999, Mr. Bradford was a registered representative of Dean Securities, a broker-dealer. From August, 1993 to December, 1995, Mr. Bradford attended South Puget Sound College where he earned an Associates degree in business.

MANAGEMENT FEES. The fund will pay management fees totaling 1.00% of the fund's average daily net assets.

DISTRIBUTOR. Creative Capital Management Corp. (the "Distributor"), 595 Route 25A, Suite 1C, Miller Place, NY 11764, an affiliate of SFG, serves as the distributor of the shares of the fund.


HOW IS THE TRUST ORGANIZED?

The fund is an open-end management investment company that is a series of The Searay Financial Funds trust (the "Trust").

The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees"). Shareholders may remove a trustee at a shareholder meeting by an affirmative vote of two-thirds of the outstanding shares of the fund.

The Trust may, in the future, seek to achieve the fund's investment goal by investing all of the fund's assets in an open-end management investment company having substantially the same investment goal as the fund. The fund's investment policies permit such an investment. You will receive 30 days prior written notice with respect to any such investment.

PORTFOLIO TRADES

In placing portfolio trades, the fund's adviser may use brokerage firms that market the fund's shares, but only when the advisers believe no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the adviser believes a brokerage firm can provide this combination, it may consider research services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the fund to reduce its expenses.

DIVERSIFICATION

The fund is diversified, which means the fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company.


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HOW DOES TAXATION AFFECT THE FUND AND ITS SHAREHOLDERS?

HOW DOES THE FUND EARN INCOME AND GAINS?

The fund may earn dividends and interest (the "income") on its investments. When the fund sells a security for a price that is higher than it paid, it has a gain. When the fund sells a security for a price that is lower than it paid, it has a loss. If the fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The fund's gains and losses are netted together, and, if the fund has a net gain (the fund's "gains"), that gain will generally be distributed to you.

TAXATION OF THE FUND'S INVESTMENTS

The fund invests your money in the securities that are described in the sections "Main Strategies" and "Additional Information about the Fund's Investments." Special tax rules may apply in determining the income and gains that the fund earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the SAI.

TAXATION OF A FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign securities. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the fund's income and gains on the fund's investments. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of principal. These amounts, taken together, are what we call the fund's distributions to you. The fund distributes capital gains, if any, annually.

DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.


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DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the funds.

BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


TAXATION OF REDEMPTIONS

WHAT IS A REDEMPTION?

A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

If you redeem your shares, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally by subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.


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SHAREHOLDER MANUAL


HOW TO BUY SHARES

MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500, except for an Individual Retirement Account (IRA), which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

OPENING AN ACCOUNT -- You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with the Distributor. You may also purchase shares directly from the fund by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the Sturgeon Fund must accompany your New Account Application. You may make payments by check or Federal Reserve Draft payable to the fund. Please send your completed application and payment to the following address: THE SEARAY FINANCIAL FUNDS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. The fund or the distributor may reject any order. Direct purchase orders received by Mutual Funds Service Company (the "Transfer Agent"), the fund's transfer agent, by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. and orders received by brokerage firms after 5:00 p.m. are confirmed at the public offering price on the following business day.

Wire orders for shares of the fund received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with the Transfer Agent before 5:00 p.m., Eastern time, and to forward payment to Firstar, N.A., the Custodian for the fund.

If the wire order is for a new account, you must telephone the fund prior to making your initial investment. Call 1-800-445-8327. Tell the fund the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

               FIRSTAR, N.A. CINTI/TRUST
                    ABA #: 042-00001-3
               ATTENTION:  SEARAY FINANCIAL FUNDS
                    THE STURGEON FUND
                    Account Number 821637956
                    ACCOUNT NAME (your name)
                    YOUR SEARAY FINANCIAL FUNDS ACCOUNT NUMBER


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SUBSEQUENT INVESTMENTS - You may make subsequent investments in the fund by mailing a check payable to The Sturgeon Fund. Please include your account number and mail as follows:

                  SEARAY FINANCIAL FUNDS
                  C/O MUTUAL FUNDS SERVICE CO.
                  P. O. BOX 7177
                  DUBLIN, OHIO  43017

You may also make subsequent investments by bank wire as described above. You must notify the fund prior to each wire purchase. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

SALES CHARGES - Maximum sales charges and fees are set forth in the table below, and quantity discounts for the fund's initial sales charge are set forth below.

      o        Initial Sales Charge of 4.00% or less

      o        No deferred sales charge

     SHARE PRICE - The fund's shares are sold at net asset value plus the applicable sales charge as shown in the table below. The sales charge on the fund's shares is allocated between your brokerage firm and Creative Capital Management Corp. as shown below:

                       THE SALES CHARGE     WHICH EQUALS     YOUR DEALER
WHEN YOU INVEST        MAKES UP THIS % OF   THIS % OF YOUR   RECEIVES THIS % OF
THIS AMOUNT            THE OFFERING PRICE   INVESTMENT       THE OFFERING PRICE
-----------            ------------------   ----------       ------------------
Up to $50,000          4.00%                4.16%            3.50%
$50,001 to $150,000    3.00%                3.09%            2.50%
$150,001 to $250,000   2.00%                2.04%            1.50%
$250,001 or more       none                 none              none

The offering price of The Sturgeon Fund shares includes the applicable sales charge.


QUANTITY DISCOUNTS

CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the fund for purposes of calculating the sales charge. Therefore, the quantity discounts shown in the table above will apply if the dollar amount of your purchase, plus the net asset value of fund shares you already own, is more than $50,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned, plus the amount of the purchase.

THE STURGEON FUND                  PROSPECTUS                    MARCH 2, 2OOO
--------------------------------------------------------------------------------


To receive the cumulative quantity discount, either you or your brokerage firm must request the discount at the time of placing your purchase order. In addition, you must give the Transfer Agent sufficient information to determine and confirm that your purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

LETTER OF INTENTION (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. To take advantage of this discount, simply sign and complete the LOI on the New Account Application, indicating the amount you wish to invest. The LOI may include purchases made within 90 days prior to the signing of the LOI. The LOI will not be a binding obligation on either the purchaser or the fund.

Purchases made under the LOI receive the sales charge applicable to the aggregate amount you have indicated in the LOI, as if all shares were purchased in a single transaction. During the period covered by the LOI, the Transfer Agent will escrow shares representing 5% of your intended purchase. If you do not purchase the amount stated in your LOI, your sales charge will be adjusted to reflect the actual amount you invested during the period covered by your LOI, and any additional sales charge will be recovered from your escrowed shares.

Your LOI can be amended: (a) during the 13-month period, if you file an amended LOI with the same expiration date as the original, and (b) automatically after the end of the period, if the total purchases credited to your LOI qualify for an additional reduction in sales charge.

SALES CHARGE WAIVERS: Directors, trustees, officers and full-time employees of the Searay Financial Funds trust, the adviser or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the fund at net asset value.

Fund shares may also be sold at net asset value without an initial sales charge to:

     o clients of the adviser or the Distributor, registered investment advisers, broker-dealers and financial planners, who are purchasing on behalf of their clients or on behalf of clients in wrap accounts, by making arrangements to do so with the Fund and the Transfer Agent

     o participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that such plans have at least 100 eligible employees or members and

     o broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only)

See the Statement of Additional Information.

No sales charge will be charged on accounts that are opened for you by your brokerage firm where the amount invested represents redemption proceeds from mutual funds distributed other than by the Distributor, and where you have paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of the fund are purchased within 60 days after

THE STURGEON FUND                  PROSPECTUS                    MARCH 2, 2OOO
--------------------------------------------------------------------------------


redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time fund shares are purchased.


DISTRIBUTION FEES

Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The fund has adopted a distribution and service plan. Under its plan, the fund pays the distributor an annual distribution (12b-1) fee of up to 0.25% of fund assets and an annual service fee of up to 0.25% of fund assets.

Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the fund. The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses. Service fees are used primarily to reimburse brokerage firms for providing personal services to fund shareholders and maintaining shareholder accounts. The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.


HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

You may redeem shares and withdraw funds at net asset value. There are no redemption fees. (See "Valuation of Shares.")

BY MAIL -- You may redeem shares by mailing a written request to Searay Financial Funds, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017.

Amounts withdrawn are mailed without charge to your address of record.

BY TELEPHONE - You may redeem by telephone by calling 1-800-445-8327. If you wish to redeem by telephone you must elect the telephone redemption feature on the new account application. Amounts withdrawn from your account by telephone are mailed to you without charge to your address of record.

BY BANK WIRE -- You may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by the transfer agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

SIGNATURE GUARANTEE - Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

THE STURGEON FUND                  PROSPECTUS                    MARCH 2, 2OOO
--------------------------------------------------------------------------------


     o    You wish to sell more than $50,000 worth of shares;

     o    Your account registration has changed within the last 30 days;

     o The check is being mailed to a different address than the one on your account (record address);

     o The check is being made payable to someone other than the account owner; or

     o The redemption proceeds are being transferred to a fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of the redemption request in the form described above. Payment is normally made within seven days after the redemption request.


TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for the fund will be calculated on each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the fund's net assets by the number of its shares outstanding. The New York Stock Exchange is closed on certain holidays listed in the Statement of Additional Information.

The assets of the fund are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees. The fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days the fund does not price its shares. As a result, the NAV of the fund may change on days when you will not be able to purchase or redeem shares of the fund.

EXECUTION OF REQUESTS. The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account

THE STURGEON FUND                  PROSPECTUS                    MARCH 2, 2OOO
--------------------------------------------------------------------------------


number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.


OTHER SHAREHOLDER SERVICES

AUTOMATIC ACCOUNT BUILDER: This program offers you a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in the fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund. Your bank must be a member of the Automated Clearing House (ACH). To sign up, complete the Automatic Account Builder section of your New Account Application. There is no additional charge for this service.

You may make additional investments and may change or stop the program at any time. There is no charge for this program.


SHAREHOLDER ACCOUNTS

The fund maintains an account for each shareholder in full and fractional shares. The fund may reject any purchase order and may waive minimum purchase requirements.

CONFIRMATION STATEMENT -- All purchases and sales, and dividend reinvestments, are confirmed promptly after they become effective.

ACCOUNTS WITH LOW BALANCES. The fund may redeem shares in your account for its then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $2,500 ($500 for an IRA) as a result of redemptions you have made. The fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $2,500 ($500 for an IRA).

THE STURGEON FUND                  PROSPECTUS                    MARCH 2, 2OOO
--------------------------------------------------------------------------------


MORE ABOUT RISK

The fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile under "MAIN RISK FACTORS" near the beginning of this Prospectus.

The fund is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund uses these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them, which risks are also defined below. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.


INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS

Percentages below show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.

AMERICAN DEPOSITARY RECEIPT ("ADR") is a receipt for the shares of a foreign corporation held by a United States bank. Instead of the fund buying shares of foreign companies in overseas markets, it may buy shares in the United States in the form of an ADR. The political, economic, legal and social structure affecting foreign companies underlying the ADR's may be less stable and more volatile than those in the United States. The risks of investing in foreign companies through ADR's includes the imposition of exchange controls, foreign ownership limitations, expropriation, nationalization of assets and punitive taxes. ADR's include MARKET, INFORMATION, CURRENCY AND POLITICAL RISKS (see risk definitions below).

BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by the fund. A reverse repurchase agreement means the sale of a security by the fund that must later be repurchased by the fund at the same price plus interest. The fund may borrow up to 33-1/3% of its assets. Borrowing and reverse repurchase agreements include LEVERAGE AND CREDIT RISKS (see risk definitions below).

CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer. Convertible securities include MARKET, INTEREST RATE, PREPAYMENT AND CREDIT RISKS (see risk definitions below).

ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities and may include options which are not issued by the Options Clearing Corporation or listed on a national securities exchange. The fund may invest up to 15% of its assets in illiquid and restricted securities. Illiquid and restricted securities include MARKET, LIQUIDITY AND TRANSACTION RISKS (see risk definitions below).

THE STURGEON FUND                  PROSPECTUS                    MARCH 2, 2OOO
--------------------------------------------------------------------------------


OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash. The fund may purchase or write options which are not issued by the Options Clearing Corporation or listed on a national securities exchange. Options include HEDGING, CORRELATION, OPPORTUNITY, LEVERAGE, INTEREST RATE, MARKET, AND LIQUIDITY RISKS (see risk definitions below).

REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest. The fund may invest up to 20% of its assets in repurchase agreements. Repurchase agreements include CREDIT RISK (see risk definitions below).

SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral. The fund may lend up to 33-1/3% of assets. Securities lending includes CREDIT RISK (see risk definitions below).

SHORT SALES AGAINST THE BOX occurs when the fund sells short securities it owns. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box, which results in a "constructive sale" requiring the fund to recognize any taxable gain from the transaction.

SHORT-TERM TRADING means selling a security soon after purchase. The fund may engage in short-term trading. If the fund engages in short-term trading, the fund will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the fund, you will be taxed at ordinary tax rates. Short-term trading includes MARKET RISK (see risk definitions below).

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery. When issued securities and forward commitments include MARKET, OPPORTUNITY AND LEVERAGE RISK (see risk definitions below).


GLOSSARY OF RISKS

CORRELATION RISK occurs when the fund "hedges" - uses one investment to offset the fund's position in another. If the two investments do not behave in relation to one another the way the fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

CURRENCY RISK happens when the fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the fund's investments are converted to U.S. dollars.

HEDGING RISK comes into play when the fund uses a security whose value is based on an underlying security or index to "offset" the fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

THE STURGEON FUND                  PROSPECTUS                    MARCH 2, 2OOO
--------------------------------------------------------------------------------


INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

LIQUIDITY RISK occurs when investments cannot be sold readily. The fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

TRANSACTION RISK means that the fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:

                         The Searay Financial Funds
                              321 S. Bromfield Road
                                Dayton, OH 45429
                                 1-800-445-8327
                        Internet: WWW.THESTURGEONFUND.COM



                                                       SEC File No.: 811-9743

                                THE STURGEON FUND

                   A FUND OF THE SEARAY FINANCIAL FUNDS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 2, 2000


     This Statement is not a prospectus but should be read in conjunction with the Prospectus of The Sturgeon Fund (dated March 2, 2000). Please retain this document for future reference. A copy of the Prospectus may be obtained from The Searay Financial Funds c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-445-8327. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

TABLE OF CONTENTS                                             PAGE


      Description of the Trust                                  2
      Investment Policies and Related Matters                   3
      Risk Considerations                                      16
      Portfolio Transactions                                   17
      Valuation of Portfolio Securities                        18
      Performance                                              19
      Additional Purchase and Redemption Information           21
      Distributions and Taxes                                  24
      Investment Adviser and Manager                           25
      Trustees and Officers                                    26
      The Distributor                                          28
      Additional Information                                   29
      Principal Holders of Outstanding Shares                  30
      Financial Statements                                     30



INVESTMENT ADVISER                          DISTRIBUTOR
The Sturgeon Financial Group, Ltd.          Creative Capital Management Corp.

TRANSFER AGENT
Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST

     BACKGROUND. The Searay Financial Funds (the "Trust") were organized as a Massachusetts business trust on December 20, 1999. The Sturgeon Fund is a series of the Trust. The Trust's offices are at 321 S. Bromfield Road, Dayton, OH 45429. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has retained the services of The Sturgeon Financial Group, Ltd. as investment adviser of the Sturgeon Fund.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Fund, see "Investment Policies and Related Matters." For descriptions of the management and expenses of the Fund, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                     INVESTMENT POLICIES AND RELATED MATTERS

INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly any subsequent change in net asset values or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND MAY NOT

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities or the securities of other investment companies if otherwise permitted) if, as a result thereof,
(a) more than 5% of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Fund may borrow money from banks, broker-dealers and other institutions in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding;

     (4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options or from investing in securities or other instruments backed by physical commodities);

     (7) lend any security or make any other loan if as a result more than 33-1/3% of its total assets would be lent to other parties but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

     (8) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Fund does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase any security if as a result more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (iii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 25% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (iv) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (v) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (vi) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Fund's limitations on options transactions, see the section entitled "Limitations on Options Transactions" herein. For the Fund's limitations on short sales, see the section entitled "Short Sales" herein.

     MONEY MARKET INSTRUMENTS. When investing in U.S. money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Fund will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Fund invest more than 10% of its assets in time deposits. * High Quality Commercial Paper - The Fund may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or if not rated issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Fund. The Fund's risk is that the universe of potential buyers for the securities should the Fund desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Adviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Fund.

RATINGS

1. Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor s Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank are for a definite period of time earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets if the company is liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments and through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments the Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and over-the-counter options. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

     The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     BORROWING. As a fundamental policy, the Fund may borrow up to one-third of the value of its total assets from banks, broker dealers or other institutions to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     SECURITIES LENDING. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

     Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if in the Adviser's judgment the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     ADR'S. ADR's are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed herein. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad through ADR's also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in ADR's whose underlying foreign securities impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security

(in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.

     LIMITATIONS ON OPTIONS TRANSACTIONS. The Fund will not: (a) purchase put options or write call options if, as a result, more than 50% of the Fund's total assets would be hedged with options under normal conditions; (b) write put options if, as a result, the Fund's total obligations upon settlement or exercise of written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Fund's investments in options and the Fund's policies regarding options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option s strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options will not track the performance of the Fund's other investments.

     Options prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options. On volatile trading days when a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     ASSET COVERAGE FOR OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Fund may enter into short sales "against the box" with respect to stocks it owns or has the right to obtain. For example, if the Adviser anticipates a decline in the price of a stock it owns or has the right to obtain, it may sell the stock short "against the box" by borrowing the stock from a broker and then selling the borrowed stock. The Fund is then obligated to replace the borrowed stock, but is able to close the open short position by making delivery of the stock it owns or has the right to obtain. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline. The Fund currently intends to hedge no more than [15%] of its total assets with short sales on equity securities under normal circumstances.

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less.

     High transaction costs could result when compared with other funds. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund.

                               RISK CONSIDERATIONS

     As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, you may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity markets. History reflects both decreases and increases in the stock market and these may occur unpredictably in the future. Additionally, investment decisions made by the Adviser will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     Use of options is subject to special risk considerations. A liquid secondary market for any options contract may not be available when an options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities on which the options contract is based and movements in the securities currency in the Fund's portfolio. Use of options contracts is further dependent on the Adviser's ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

     There are further risk factors, including possible losses through the holding of securities in domestic custodian banks and depositories, described elsewhere in this Statement of Additional Information.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Adviser pursuant to authority contained in the investment advisory agreement. The Adviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses.

     The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Adviser in rendering investment management services to the Fund or the Adviser's other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Adviser clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Adviser's normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Adviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law.

     The Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     The Fund may effect transactions in its portfolio securities on a non-exclusive basis through Creative Capital Management Corp., the distributor of the Fund's shares and an affiliate of the Adviser (the "Distributor"), in its capacity as a broker-dealer.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities are valued at last sale price or, if no sale has occurred, at the closing bid price. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term fixed income securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

          P(1+T)(to the nth power) = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

     NON-STANDARDIZED PERFORMANCE. The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standarized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day (observed), Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of 4:00 p.m. Eastern time.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described below, may aggregate the value of their existing holdings of shares of the Fund to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund. All shares of the Fund which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     NO CERTIFICATES. No stock certificates will be issued. Instead, the transfer agent will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the Fund and credited to such account.

                             DISTRIBUTIONS AND TAXES

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Fund's dividends, if any, will be declared payable to shareholders on at least an annual basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Adviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Adviser with alternate instructions.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     The Sturgeon Financial Group, Ltd. (the "Adviser") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

     Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Fund's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to render management services to others.

     The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager.

     The Fund pays the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from The Sturgeon Financial Group, Ltd.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; expenses of meetings of shareholders and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Manager earns an annual fee at the rate of 1% of the average net assets of the Fund, payable in monthly installments.


     The Manager has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 2.25%. The Manager may terminate this agreement after June 30, 2001.


     The Sturgeon Financial Group, Ltd. was formed as a Delaware corporation in December 1998 and maintains its principal offices at 321 S. Bromfield Road, Dayton, OH 45249.

     The Manager's officers and directors are as set forth as follows: George Doumanis, Chairman; Cameron M. Bernadsky, President, Chief Operating Officer and Chief Financial Officer; Richard W. Bradford, Chief Executive Officer; Karin Williamson, Vice President; and George Madsen, Secretary, Treasurer. Each of Messrs. Bernadsky, Bradford and Doumanis is a Trustee and officer of the Trust.

     The Manager and Adviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              TRUSTEES AND OFFICERS

     The Trust is managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 321 South Bromfield Road, Dayton, OH 45429, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Trust or the Manager are indicated by an asterisk (*).

     The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

NAME, ADDRESS AND AGE         POSITION HELD   PRINCIPAL OCCUPATION

GEORGE DOUMANIS*+, 41         Trustee/        Chairman of The Sturgeon Financial
                              President       Group, Ltd; Registered Principal,
                                              Creative Capital Management Corp.;
                                              Registered Principal, Amerivet
                                              Securities (January 1997 to August
                                              1997), a broker-dealer; Registered
                                              Principal, Brockington Securities
                                              (October 1994 to January 1997),
                                              a broker-dealer.

RICHARD W. BRADFORD*+, 35     Trustee/        Chief Executive Officer of The
                              Secretary       Sturgeon Financial Group, Ltd.;
                              and Treasurer   Registered Principal, Creative
                                              Capital Management Corp.;
                                              Registered Representative, Dean
                                              Securities (January 1996 to
                                              March 1999), a broker-dealer;
                                              attended and obtained an
                                              Associates degree from South Puget
                                              Sound College (August 1993 to
                                              December 1995).

CAMERON M. BERNADSKY*+, 33    Trustee/        President, Chief Operating Officer
                              Vice President  and Chief Financial Officer, The
                                              Sturgeon Financial Group, Ltd.;
                                              Registered Representative,
                                              Creative Capital Management Corp.;
                                              Registered Representative, Sky
                                              Investments (November 1995 to
                                              June 1999), a broker-dealer;
                                              Registered Representative,
                                              Edward Jones, (January 1994 to
                                              November 1995), a broker-dealer.

THOMAS E. BECK, JR., 52       Trustee         President and Chief Executive
P. O. Box 789                                 Officer of Thomas Beck, Inc., a
Sausalito, CA  94966-0789                     consultant to the electronics
                                              industry since 1978.

KENNETH L. SIMON, 50          Trustee         Customer Partnership Manager, GTE
P. O. Box 12347                               Northwest Incorporated, a
Olympia, WA  98508                            telecommunications company (July
                                              1998 to present); Senior Account
                                              Manager (BDN), GTE California
                                              (1993-July, 1998).

* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Searay Financial Funds.

+ 321 S. Bromfield Road, Dayton, OH  45429.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting. In addition, each such Trustee earns an annual fee, payable quarterly, of $5,000. Members of the Audit Committee are paid $250 for each Committee meeting attended.

     The Trustees and officers of the Trust own, in the aggregate, less than 1% of the Fund's total outstanding shares.


     The Trust and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held in the Fund's portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates (including the Distributor), and employees of the Manager with access to information about the purchase or sale of securities in the Fund's portfolio. The Code of Ethics for the Trust also restricts personal investing practices of trustees of the Trust who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Fund.


     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Searay Financial Funds trust, the Manager, or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

                                 THE DISTRIBUTOR

     Creative Capital Management Corp. (the "Distributor"), 595 Route 25A, Suite 1C, Miller Place, NY 11764, an affiliate of the Adviser, acts as the distributor of the shares of the Fund.

     Pursuant to a plan of distribution (the "Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's shares. See "Distribution Plans" in the Prospectus.

     Fund shares are sold at net asset value plus the applicable sales charge as shown in the table below. Shares also bear a Rule 12b-1 fee of up to 0.25% per year (paid to the Distributor, Creative Capital Management Corp.) of their average net asset value. In addition, Fund shares bear an asset based service fee of up to 0.25% per year. The sales charge on Fund shares is allocated between the investment dealer and Creative Capital Management Corp. as shown below:


                           AS A PERCENTAGE     AS A PERCENTAGE
                           OF OFFERING         OF NET ASSET
                           PRICE OF THE        VALUE OF THE         DEALER'S
                           SHARES              SHARES               SALES
AMOUNT INVESTED            PURCHASED           PURCHASED            CONCESSION
-------------------------------------------------------------------------------
Up to $50,000              4.00%               4.16%                3.50%
$50,001 to $150,000        3.00%               3.09%                2.50%
$150,001 to $250,000       2.00%               2.04%                1.50%
$250,001 or more           none                 none                 none

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Plan, adopted a plan of distribution for the shares of the Fund. The Plan was approved by shareholders of the Fund.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. The Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by shareholders and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

     Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

                             ADDITIONAL INFORMATION

     CUSTODIAN. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45201, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


     TRANSFER AGENT. Accounting, stock transfer, and dividend disbursing services are provided to the Fund by Mutual Funds Service Company, 6000 Memorial Drive, Dublin, Ohio 43017. Mutual Funds Service Company also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets subject to a minimum annual fee of $30,000.


     AUDITORS. McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.


                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     At the date shares of the Fund were first publicly offered for sale, March 2, 2000, Robert Michie owned beneficially and of record 100% of the issued and outstanding shares of the Fund. As a result, Mr. Michie controls the Fund. Because of this control, Mr. Michie could prevent a change in the investment adviser of the Fund that is favored by other shareholders. Mr. Michie could also cause a change in the investment adviser of the Fund that is opposed by other shareholders.


                              FINANCIAL STATEMENTS

     Financial statements for the Fund are presented on the following pages.

                             SEARAY FINANCIAL FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 29, 2000


                                                         STURGEON FUND
ASSETS:
  Cash in Bank                                            $100,000

    Total Assets                                          $100,000

LIABILITIES:                                              $      0
                                                          --------

    Total Liabilities                                     $      0
                                                          --------


NET ASSETS                                                $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                                         $100,000


OUTSTANDING SHARES                                          10,000


NET ASSET VALUE PER SHARE                                   $10.00


OFFERING PRICE PER SHARE                                    $10.42


                          See Accountants' Audit Report

                             SEARAY FINANCIAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                February 29, 2000

1.   ORGANIZATION

     Searay Financial Funds (the "Trust") is an open-end investment company established under the laws of the State of Massachusetts on December 20, 1999. The Trust may issue an unlimited number of shares, and presently consists of one series of shares for the Sturgeon Fund (the "Fund").

     The primary investment objective of the Fund is long-term capital appreciation.

     The Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 10,000 shares of the Sturgeon Fund have taken place to date.

2.   RELATED PARTY TRANSACTIONS

     As of February 29, 2000, all of the outstanding shares of the Fund were owned by Robert Michie. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

     Sturgeon Financial Group, Ltd. ("SFG"), the Fund's investment adviser, is registered as an investment adviser under the Investment Advisers Act of 1940. Certain shareholders and officers of SFG are also trustees or officers of the Trust.

     As adviser, SFG receives from the Fund as compensation for its services to the Fund an annual fee of 1.00% of the Fund's net assets. The fee is paid monthly and calculated on the average daily closing net asset value of the Fund.

     The Fund pays the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from The Sturgeon Financial Group, Ltd; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; expenses of meetings of shareholders and Trustees; the advisory fees payable to SFG under the Investment Advisory Contract and other miscellaneous expenses.

     SFG has agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses to 2.25%. SFG may terminate this agreement after June 30, 2001.

     Creative Capital Management Corp., an affiliate of SFG, serves as distributor of the Fund.

                             SEARAY FINANCIAL FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                February 29, 2000

3.   DISTRIBUTION PLAN

     The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act. The Fund will pay a distribution fee to the distributor at a rate of 0.25% per annum of the average daily net assets.

4.   CAPITAL STOCK AND DISTRIBUTION

     At February 29, 2000, an unlimited number of shares were authorized and paid in capital amounted to $100,000 for the Sturgeon Fund. Transactions in capital stock were as follows:

           Shares Sold:
              Sturgeon Fund                           10,000

           Shares Redeemed:
              Sturgeon Fund                                0

            Net Increase:
              Sturgeon Fund                           10,000

           Shares Outstanding:
              Sturgeon Fund                           10,000

To The Shareholders and Trustees
Searay Financial Funds:

We have audited the accompanying statement of assets and liabilities of Searay Financial Funds (comprised of the Sturgeon Fund) as of February 29, 2000. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of February 29, 2000, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Sturgeon Fund as of February 29, 2000, in conformity with generally accepted accounting principles.


/s/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
February 29, 2000